UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported): May 16, 2005


                              M.B.A. Holdings, Inc.
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             (Exact name of registrant as specified in its Charter)



          Nevada                         0-28221                87-0522680
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(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         file number)         Identification No.)


               9419 E. San Salvador, Suite 105, Scottsdale, AZ 85260
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          (Address of principal executive offices, including zip code)

                                 (480) 860-2288
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                         (Registrant's telephone number)

Item 8.01.   Other Events

The Company has completed the acquisition of all of the assets of Street Eagle, Inc. and Rent2Ride, Inc. Both companies are specialty motorcycle rental operations that rent Harley-Davidson, Metric and Custom motorcycles. Rent2Ride currently has two licensed rental locations, one in Scottsdale, AZ and one in Albuquerque, NM. The Rent2Ride, Inc. locations will be integrated into and will supplement those of Blue Sky Motorcycle Rentals, Inc.

Street Eagle, Inc. is the owner of proprietary software specifically designed to automate motorcycle rental operations as well as internet domains and sites that accept reservations for motorcycle rentals.

The Company also acquired a 50% equity interest in iDigital, LLC, a provide of specialty marketing products designed to be given to customers as a personal memento of their experiences with the Company's rental products.


Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits. None


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      M.B.A. Holdings, Inc.

        Date: May 19, 2005            By: /s/ Dennis M. O'Connor
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                                          Dennis M. O'Connor
                                          Chief Financial Officer